Prospectus and
Statement of Additional Information Supplement

March 6, 2024

Morgan Stanley ETF Trust

Supplement dated March 6, 2024 to the Morgan Stanley ETF Trust Prospectus and Statement of Additional Information dated March 2, 2024

Eaton Vance Short Duration Income ETF (the "Fund")

The Fund is not currently offered for sale or available for purchase by investors.

Please retain this supplement for future reference.

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